Exhibit 10.4

                                   ASSIGNMENT


          THIS ASSIGNMENT, dated June 20, 2008, by and among KIG Investors II, LLC, a Delaware limited liability company ("Assignor"), Kevin R. Keating ("Assignee"), and Forex365, Inc. f/k/a Solar Group, Inc., a Nevada corporation (the "Company").

                              W I T N E S S E T H:

          WHEREAS, Assignor is a party to that certain Securities Purchase Agreement dated November 14, 2007 (the "Purchase Agreement"), by and between Assignor and the Company.

          WHEREAS, the Company and Assignor entered into that certain First Amendment to Securities Purchase Agreement, dated as of June 19, 2008 (the "Amendment").

          WHEREAS, pursuant to the Purchase Agreement, as amended by the Amendment, Assignor has agreed to purchase from the Company, and the Company has agreed to sell to Assignor, 21,000,000 shares of the Company's common stock, $0.01 par value (the "Shares"), for a purchase price of $210,000, or $0.01 per share, and on such other terms and conditions set forth in the Purchase Agreement, as amended.

          WHEREAS, Assignor wishes to assign to Assignee, and Assignee wishes to accept from Assignor, an assignment of Assignor's right under the Purchase Agreement to purchase 16,000,000 shares of the Company's common stock from the Company (the "Assigned Shares").

          WHEREAS, the Company is willing to consent to the foregoing assignment.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1. Assignor. Assignor hereby assigns and transfers to Assignee all right, title and interest of Assignor in and to the right to acquire the Assigned Shares from the Company under the Purchase Agreement, as amended.

          2. Assignee. Assignee hereby accepts the assignment of the right to acquire the Assigned Shares from the Company under the Purchase Agreement, as amended. Assignee hereby assumes and agrees to perform the agreements and covenants of Assignor under the Purchase Agreement, as amended, but only with respect to the purchase of the Assigned Shares. The warranties and representations of Assignor under the Purchase Agreement shall not be deemed to be the representations and warranties of Assignee, and the only warranties and representations of Assignee with respect to the purchase of the Assigned Shares shall be those set forth in this Assignment.

          3. Consent and Acknowledgements by the Company. The Company hereby consents to the foregoing assignment as set forth in Sections 1 and 2 above. The Company acknowledges and agrees that Assignor shall, upon the execution and delivery of this Assignment by all of the parties hereto, shall have no further liabilities or obligations under the Purchase Agreement, as amended. The Company further acknowledges and agrees that nothing contained in this Assignment shall modify, change or amend the representations, warranties, covenants or agreements of the Company under the Purchase Agreement, as amended, except to the extent specifically modified, changed or amended by this Assignment.

          4. Representations and Warranties. Assignee hereby represents and warrants to the Company that, in connection with the Assignee's purchase of the Assigned Shares from the Company:

          4.1 Assignee has full power and authority to: (i) execute, deliver and perform this Assignment, and each ancillary document which Assignee has executed or delivered or is to execute or deliver pursuant to its purchase of the Assigned Shares, and (ii) carry out Assignee's obligations under this Assignment and the Purchase Agreement, as amended, and, to consummate the transactions contemplated hereby (including the purchase of the Assigned Shares). This Assignment has been duly and validly executed and delivered by Assignee and, assuming the due authorization, execution and delivery thereof by Assignor and the Company, constitutes the legal and binding obligation of Assignee, enforceable against Assignee in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and public policy.

          4.2 The execution and delivery of this Assignment by Assignee does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity, except for applicable requirements, if any, of the federal or state securities laws and the rules and regulations thereunder.

          4.3 Assignee has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agent's commissions or any similar charges in connection with this Assignment or the purchase of the Assigned Shares.

          4.4 Assignee is an "accredited investor," as such term is defined in
Section 2(15) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 501 of Regulation D promulgated thereunder, Assignee is purchasing the Assigned Shares for Assignee's own account, solely for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof or with any present intention of distributing or selling any of the Assigned Shares, except as allowed by the Securities Act, or any rules and regulations promulgated thereunder. Assignee understands and agrees that the Assigned Shares being acquired pursuant to this Assignment have not been registered under the Securities Act or under any applicable state securities laws and may not be sold, pledged, assigned, hypothecated or otherwise transferred ("Transfer"), except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the availability of which shall be established to the satisfaction of the Company at or prior to the time of Transfer. Assignee acknowledges that it may have to bear the economic risk of its investment in the Assigned Shares for an indefinite period of time since the Assigned Shares have not been registered under the Securities Act and therefore cannot be sold unless the Assigned Shares are subsequently registered or an exemption from registration is available. Assignee has received and reviewed such information concerning the Company as it deems necessary to evaluate the risks and merits of its investment in the Company. Assignee has such knowledge and experience in financial matters as to be capable of evaluating the merits and risks of an investment in the Assigned Shares. The sale of the Assigned Shares to Assignee is being made without any public solicitation or advertisements.

          4.5 Assignee has not, during the past five years, been subject to or suffered any of the following:

               (i) a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing;

               (ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);


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


               (iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring suspending or otherwise limiting such person's involvement in any type of business, securities or banking activities; or

               (iv) been found guilty by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission ("SEC"), the Commodity Futures Trading Commission ("CFTC") or state securities regulators and commissions to have violated any federal or state securities or commodities law, regulation or decree and the judgment in such civil action or finding by the SEC, CFTC or state securities regulators or commissions has not been subsequently reversed, suspended or vacated.


          4.6 The representations and warranties of Assignee included in this Assignment and any list, statement, document or information set forth in, or attached to, any schedule or certificate provided pursuant to this Assignment or the purchase of the Assigned Shares or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

          5. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

          6. Applicable Law. This Assignment shall be governed by and construed in accordance with the internal substantive laws of the State of Nevada, without giving effect to the principles of conflicts of law thereof.

          [The remainder of this page is intentionally blank and the next page is the signature page.]


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


          IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

                                             ASSIGNOR

                                             KIG Investors II, LLC


                                             By: /s/ Timothy J. Keating
                                                 -------------------------------
                                                 Timothy J. Keating, Manager


                                             ASSIGNEE

                                             /s/ Kevin R. Keating
                                             -----------------------------------
                                             Kevin R. Keating


                                             COMPANY

                                             Forex365, Inc.


                                             By: /s/ Kevin R. Keating
                                                 -------------------------------
                                                 Kevin R. Keating, President


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